Forward Looking Statements

Investment Highlights

Balance Sheet Growth

Deposit Portfolio

Loan Portfolio

Asset Quality

Earnings, Book Value and Dividends

Yield and Cost Analysis

Profitability Metrics

Capital Ratios

Non-GAAP Reconciliation

Non-GAAP Reconciliation


Bank of Clarke

Bank of Clarke
Bank of Clarke


Earnings Presentation

4th Quarter 2025

Eagle Financial Services, Inc.

Eagle Financial Services, Inc.

Forward Looking Statements

Forward Looking Statements

Certain information contained in this Presentation (together with oral statements made in connection herewith, this "Presentation") may include "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to future operations of Eagle Financial Services, Inc. (the "Company," "we," "us," or "our") and are generally identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "believe," "seek," "anticipate," "target," or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of operating and financial measures or metrics and projections of growth, the results of the proposed balance sheet restructuring, market opportunity and market share. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not intended to serve forward-looking must not be relied on by any prospective or current investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, are beyond the control of the Company and will differ from assumptions. These forward-looking statements are subject to forward-looking risks and uncertainties. Factors that could have a material adverse effect on the operations and forward-looking of the Company forward-looking are not limited to those factors identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, subsequent quarterly reports on Form 10-Q, other filings with the U.S. Securities and Exchange Commission (the "SEC") and the prospectus supplement and accompanying base prospectus.

If any of these risks or uncertainties materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company is not aware of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company's expectations, plans or forecasts of future events and views as of the date of this Presentation. The Company anticipates that subsequent events and developments may cause its assessments to change; however, the Company has no obligation to update these forward-looking statements, unless required by law. Accordingly, you are cautioned not to place undue reliance upon any such forward-looking statements in this Presentation when deciding whether to make any investment in the Company.

Any forward-looking statements in this Presentation speak only as of the date on which it is made and the Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. Although all information included in this Presentation was obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your investment in the Company. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.

Use of Unaudited Pro Forma and Non-GAAP Financial Measures

Annualized, pro forma, projected, and estimated financial information included in this Presentation are used for illustrative purposes only, are not forecasts and may not necessarily reflect actual financial results the Company may achieve. This Presentation includes certain non-GAAP measures, which provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related non-GAAP measures. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this Presentation.

Preliminary Financial Information as of December 31, 2025

Numbers contained in this Presentation as of and for the three-month period ended September 30, 2025, are preliminary and unaudited, and remain subject to further review, change and finalization. Such reviews and subsequent information could result in material changes in accounting estimates and other financial information, particularly with respect to material estimates and assumptions used in preparing this preliminary information. As of the date of this Presentation, our independent registered public accounting form, Yount, Hyde & Barbour, P.C., has not completed its review procedures with respect to this preliminary financial information.

Industry and Market Data

This Presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates and forecasts are based on information obtained from government reports, trade and business organizations and other contacts in the markets in which we operate and our management's understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys and studies) is accurate and reliable, we have not independently verified such information, and no representations or warranties are made by us of our affiliates as to the accuracy of any such statements or projections. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this Presentation. These and other factors could cause our results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties.

Trademarks and Trade Names

The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights to these trademarks, service marks and trade names under applicable law. Other service marks, trademarks and trade names referred to in this Presentation, if any, are the property of their respective owners.

Company Overview

The EFSI Story

- Eagle Financial Services, Inc. is the parent company for Bank of Clarke, and was established **over 140 years ago**
- **Commercial focused** banking institution operating in several of the **country's most attractive markets**
- **Deep management team** with experience running larger financial institutions
- **Diversified revenue sources** driven primarily by wealth division



MARYLAND
Baltimore
Annapolis
WASHINGTON DC
Winchester
Berryville
Arlington
81
VIRGINIA
95
EFSI Branches (14)
EFSI LPO (1)

4th Quarter 2025 Financial Highlights

Assets ($M)	$1,889	QoQ Asset Growth	(2.3%)	NPAs / Assets	0.77%	Net Income ($M)	$4,334
Gross Loans ($M) (1)	$1,478	QoQ Loan Growth	1.0%	ACL / Loans	1.04%	ROAA	0.91%
Deposits ($M)	$1,607	QoQ Deposit Growth	(2.9%)	CET1 Ratio	12.7%	ROAE	9.18%
Common Equity ($M)	$189	QoQ Core Deposit Growth	(0.7%)	TRBC Ratio	15.6%	NIM	3.61%

Source: Company Documents; quarterly data as of or for the three months ended 12/31/2025. QoQ Growth Data represents data as 12/31/2025 compared to 9/30/2025
Note: Nonperforming assets defined as nonaccrual loans, OREO, and repossessed assets; core deposits defined as total deposits less deposits greater than $250,000, brokered deposits, certificates of deposits account registry service, Edward Jones demand deposits, and customer deposits due to business sale.
(1) Gross loans includes held for investment and held for sale loans

Eagle Financial Services, Inc.

Investment Highlights



Experienced Leadership Team
Attractive Markets of Operation
Disciplined Organic Growth
Attractive Core Deposit Franchise
Diversified Loan Portfolio
Scalable Operating Model
Eagle Financial Services, Inc.

Experienced Leadership Team

- Deep management team with community and regional banking experience in the Mid Atlantic
- Insider ownership of ~7% as of 12/31/25 aligns shareholder interest with decision making

Attractive Markets of Operation

- Operate in 2 of the top 10 highest household income counties in the United States
- Leverage funding base in legacy markets with robust lending opportunities in high growth Virginia counties

Disciplined Organic Growth

- Organic growth focus by attracting and retaining elite banking professionals

Attractive Core Deposit Franchise

- 81% core deposits [1]; 1.84% Q4 '25 cost of total deposits
- 33% core noninterest-bearing deposits [2]

Diversified Loan Portfolio

- Commercial lending strategy with a focus on generating deposits from all borrowers
- Portfolio is diversified between C&I, owner-occupied CRE, investment CRE and consumer

Scalable Operating Model

- Invested in technology, infrastructure and people for future growth and profitability enhancement
- Operating leverage will be realized with further scale

Source: Company Documents, US Census; Data as of 12/31/25, unless otherwise indicated
(1) Core deposits exclude deposits over $250K, brokered deposits, CDARS, demand deposits from Edward Jones, Customer DDA due to business sale ($4.9 million)
(2) As a percentage of core deposits

Balance Sheet Growth

Total Assets ($M)



$1,866
$1,904
$2,035
$1,932
$1,889
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Gross Loans ($M) (1)



$1,470
$1,455
$1,442
$1,464
$1,478
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Total Deposits ($M)



$1,575
$1,614
$1,767
$1,655
$1,607
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Source: Company documents; quarterly data as of or for the three months ended each period
(1) Gross loans includes held for investment and held for sale loans

Deposit Portfolio

Deposit Composition

Q4 '25 Total Deposits: $1.6B

Q4 '25 Cost of Deposits: 1.84%



Jumbo Time Deposits 11%
DDA 27%
Retail Time Deposits 16%
Money Market & Savings 25%
NOW Accounts 20%

Deposit Composition Over Time ($M)



$1,575
$1,614
$1,767
$1,655
$1,607
$679
$698
$728
$688
$728
$490
$495
$464
$446
$447
$406
$421
$575
$521
$432
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Demand Deposits
Time Deposits
MMDA and Savings

Cost of Deposits (%)



2.16%
2.15%
1.99%
1.80%
1.84%
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25
Cost of Deposits

- Core deposits [(1)] continue to fuel our organic loan growth
- Continued focus on commercial deposits; recently expanded treasury management product suite
- Implementing niche deposit gathering opportunities
- Bankers are incentivized to grow core deposits
- Minimal dependence on brokered deposits (6.5% of total deposits)

Source: Company documents; quarterly data as of or for the three months ended each period
Note: Jumbo time deposits defined as all time deposits greater than $250,000
(1) Core deposits exclude deposits over $250K, brokered deposits, CDARS, demand deposits from Edward Jones, Customer DDA due to business sale ($4.9 million)

Loan Portfolio

Loan Composition



Consumer & Other 7%
C&D 5%
Non Owner-Occupied CRE 25%
Farmland 1%
Multifamily 2%
1-4 Family 25%
Owner-Occupied CRE 20%
C&I 15%

C&D: 30%
CRE: 198%

Loan Focus

- Continued focus on providing credit to small- and medium-sized businesses
- Currently prioritizing C&I over owner-occupied lending
- No shared national credit exposure and limited exposure to purchased and participated loans
- 16 commercial bankers throughout our footprint
- Continue to build out SBA, mortgage and government contracting

Loan Portfolio	Amount	% of Total
C&D	71	4.8 %
Non Owner-Occupied CRE	366	24.8
Farmland	12	0.8
Multifamily	33	2.3
1-4 Family	368	24.9
Owner-Occupied CRE	297	20.1
C&I[1]	217	14.7
Consumer & Other[1]	114	7.6
Gross Loans	$1,478	100.0 %

Dollars in millions
Source: Company documents; quarterly data as of or for the three months ended each period; Loan composition, CRE and C&D ratios bank level
(1) Consumer and C&I total includes marine loans

Asset Quality

- Comprehensive and conservative underwriting process
- Highly experienced bankers incentivized with equity ownership
- Commitment to a diverse loan portfolio while maintaining strong asset quality metrics
- Proactive approach to managing problem credits

Nonperforming Assets by Type ($M)



0.20%
1.13%
1.22%
0.98%
0.99%
$0.5
$0.4
$2.1
$0.2
$0.0
$16.1
$0.6
$0.2
$16.7
$0.1
$1.0
$13.2
$0.1
$0.1
$14.4
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Nonaccruals ($M)
Repossessed Assets ($M)[1]
Loans Delinquent over 90 days ($M)
NPAs / Loans + Repossessed Assets ($M)[1]

Reserves / Loans (%)



1.02%
1.05%
1.11%
1.01%
1.04%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
NCOs / Avg. Loans
0.03%
0.06%
0.01%
0.16%
0.02%

Source: Company documents; quarterly data as of or for the three months ended each period
Note: Nonperforming assets defined as nonaccrual loans, loans delinquent over 90 days and still accruing, OREO, and other repossessed assets
(1) Repossessed assets includes OREO

Earnings, Book Value and Dividends

Net Income ($M)



$6,186
$3,125
$2,842
$5,270
$5,270
$5,584
$5,584
$4,334
$4,334
($6,974)
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25
Net Income
Core Net Income(1) (2)

Earnings per Share ($)



$1.74
$0.88
$0.62
($1.53)
$0.98
$0.98
$1.04
$1.04
$0.81
$0.81
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25
EPS
Core EPS (1) (2)

Dividend per Share ($)



$0.31
$0.31
$0.31
$0.31
$0.31
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25

Tangible Book Value per Share ($)(1)



$33.52
$32.81
$33.41
$34.52
$35.14
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25

Source: Company documents; data as of or for the year ended each period
(1) See appendix for reconciliation of non-GAAP metrics
(2) Core income defined as net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items

Yield and Cost Analysis



5.70%
5.57%
5.67%
5.68%
5.76%
4.37%
4.30%
4.25%
3.42%
3.58%
3.61%
3.03%
2.98%
2.57%
2.93%
2.41%
2.36%
2.11%
1.92%
1.97%
Q4 '24
Q1 '25
Q2' 25
Q3" 25
Q4" 25
Yield on Loans
NIM
Yield on Securities
Cost of Funds

Source: Company documents; quarterly data for the three months ended each quarter

Profitability Metrics

Return on Average Assets (ROAA) (%)



1.32%
0.67%
0.59%
-1.48%
1.09% 1.09%
1.10% 1.10%
0.91% 0.91%
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25
ROAA
Core ROAA[1] [2]

Return on Average Equity (ROAE) (%)



21.1%
10.7%
8.5%
-20.8%
11.9% 11.9%
12.2% 12.2%
9.2% 9.2%
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25
ROAE
Core ROAE[1] [2]

Efficiency Ratio (%) [1]



74.6%
72.2%
64.9%
64.1%
70.4%
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25

Core Noninterest Income / AA and NIE / AA (%)



Core Noninterest Income / Revenue
24.1%
22.5%
23.8%
23.1%
23.9%
0.99% 2.88%
0.82% 2.68%
1.02% 2.78%
1.02% 2.83%
1.12% 3.24%
Q4 '24
Q1'25
Q2'25
Q3'25
Q4'25
[3] NII / AA
NIE / AA

Source: Company documents; data for the year ended each period; quarterly data for each quarter ended, respectively

(1) See appendix for reconciliation of non-GAAP metrics

(2) Core income defined as net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items

(3) Core noninterest income is defined as noninterest income less extraordinary items. The gain on sale of fixed assets of $3.874mm is excluded from Q4 '24 and the loss on the sale of securities of $12.425mm is excluded from Q1'25

Capital Ratios

Tangible Common Equity / Tangible Assets (%)[1]


6.4%
9.3%
8.8%
9.6%
10.0%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Bank Level Leverage Ratio (%)


8.8%
10.7%
10.9%
10.8%
11.7%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

CET1 Ratio (%)


9.2%
12.3%
12.5%
12.5%
12.7%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Total Risk-Based Capital Ratio (%)


12.1%
15.3%
15.5%
15.5%
15.6%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Source: Company documents; quarterly data as of or for the three months ended each period
(1) See appendix for reconciliation of non-GAAP metrics

Non-GAAP Reconciliation

Dollars in millions except per share data	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
PTPP Income					
[(1)] Net Interest Income (GAAP)	$13,499	$13,336	$15,698	$17,199	$16,381
Plus: Noninterest Income	8,521	(8,554)	4,917	5,165	5,355
Total Revenue (Non-GAAP)	$22,020	$4,782	$20,615	$22,364	$21,736
Less: Noninterest Expense	13,555	12,589	13,399	14,344	15,539
PTPP Income (Non-GAAP)	$8,465	($7,807)	$7,216	$8,020	$6,197
Tangible Assets					
Total Assets (GAAP)	$1,866,215	$1,904,477	$2,035,080	$1,932,473	$1,888,626
Less: Goodwill	0.0	0.0	0.0	0.0	0.0
Less: Other Intangibles	0.0	0.0	0.0	0.0	0.0
Tangible Assets (Non-GAAP)	$1,866,215	$1,904,477	$2,035,080	$1,932,473	$1,888,626
Tangible Common Equity					
Common Equity (GAAP)	$118,987	$176,475	$179,648	$185,581	$188,839
Less: Goodwill	0.0	0.0	0.0	0.0	0.0
Less: Other Intangibles	0.0	0.0	0.0	0.0	0.0
Tangible Common Equity (Non-GAAP)	$118,987	$176,475	$179,648	$185,581	$188,839
Tangible Common Equity to Tangible Assets (Non-GAAP)	6.4%	9.3%	8.8%	9.6%	10.0%
Tangible Book Value Per Share					
Common Shares Outstanding (GAAP)	3,549,581	5,378,653	5,376,346	5,376,346	5,374,205
Tangible Book Value Per Share (Non-GAAP)	$33.52	$32.81	$33.41	$34.52	$35.14

Source: Company documents
Note: Numbers may not match due to rounding
(1) PTPP income defined as pre-tax, pre-provision income

Eagle Financial Services, Inc.

Non-GAAP Reconciliation

Dollars in millions except per share data	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Core Net Income					
Net Income	$6,186	($6,974)	$5,270	$5,584	$4,334
Less: Gain (Loss) on the Sale of Bank Premises & Equipment (FTE)	(3,874)	0	0	0	0
Plus: Loss (Gain) on the Sale of AFS securities (FTE)	0	12,425	0	0	0
Tax Effect of Adjustments to Net Income	813	(2,609)	0	0	0
Core Net Income (Non-GAAP)	$3,125	$2,842	$5,270	$5,584	$4,334
Core Earnings Per Share					
Core Net Income (Non-GAAP)	$3,125	$2,842	$5,270	$5,584	$4,334
Average Common Shares Outstanding (GAAP)	3,549,581	4,572,297	5,378,214	5,376,346	5,376,088
Core Earnings Per Share (Non-GAAP)	$0.88	$0.62	$0.98	$1.04	$0.81
Core Return on Average Equity					
Core Net Income (Non-GAAP)	$3,125	$2,842	$5,270	$5,584	$4,334
Divided by: Average Equity (GAAP)	116,656	136,276	177,184	181,630	187,263
Core ROAE (Non-GAAP)	10.7%	8.5%	11.9%	12.2%	9.2%
Core Return on Average Assets					
Core Net Income (Non-GAAP)	$3,125	$2,842	$5,270	$5,584	$4,334
Divided by: Average Assets	1,868,597	1,906,431	1,932,959	2,012,402	1,899,941
Core ROAA (Non-GAAP)	0.67%	0.59%	1.09%	1.10%	0.91%
Total Revenue					
Net Interest Income (FTE)	$13,527	$13,364	$15,724	$17,224	$16,407
Plus: Noninterest Income	8,521	(8,554)	4,917	5,165	5,355
Total Revenue	$22,048	$4,810	$20,641	$22,389	$21,762
Core Operating Revenue					
Total Revenue	$22,048	$4,810	$20,641	$22,389	$21,762
Less: Gain (Loss) on the Sale of Bank Premises & Equipment FTE	3,874	0	0	0	
Less: Gain (Loss) on the Sale of AFS securities	0	(12,425)	0	0	0
Core Operating Revenue (Non-GAAP)	$18,174	$17,235	$20,641	$22,389	$21,762

Source: Company documents
Note: Core net income additions and exclusions assume 21% tax rate for illustrative purposes
Note: Quarterly ratios shown on an annualized basis
Note: Calculations may not match due to rounding